JULY 31, 2018

SUPPLEMENT TO

hartford SCHRODERS funds PROSPECTUS

DATED MARCH 1, 2018, AS SUPPLEMENTED THROUGH JUNE 25, 2018

This Supplement contains new and additional information and should be read in connection with your Statutory Prospectus.

(1)	Under the heading “Hartford Schroders Global Strategic Bond Fund Summary Section – Past Performance – Average Annual Total Returns,” the sub-section entitled “Average Annual Total Returns” is deleted in its entirety and replaced with the following:

Average Annual Total Returns. The table below shows returns for the Fund over time compared to those of three broad-based market indices. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes and are shown only for Class A shares. After-tax returns will vary for other classes. Actual after-tax returns, which depend on an investor’s particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. For more information regarding returns, see the “Performance Notes” section in the Fund’s statutory prospectus.

Average annual total returns for periods ending December 31, 2017 (including sales charges)*

Share Classes	1 Year	Since Inception (6/23/2014)
Class A – Return Before Taxes	-3.39%	-1.41%
– After Taxes on Distributions	-3.39%	-2.52%
– After Taxes on Distributions and Sale of Fund Shares	-1.92%	-1.56%
Share Classes (Return Before Taxes)
Class T	-1.40%	-0.84%
Class C	-0.55%	-0.19%
Class I	1.39%	0.13%
Class R3	1.19%	0.04%
Class R4	1.33%	0.09%
Class R5	1.39%	0.13%
Class Y	1.61%	0.19%
Class F	1.61%	0.19%
Class SDR	1.54%	0.27%
ICE BofAML US 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	0.85%	0.35%
Bloomberg Barclays Global Aggregate 1-3 Year USD Hedged Index (reflects no deduction for fees, expenses or taxes)	1.35%	1.20%
3-Month USD Fixed LIBOR (reflects no deduction for fees, expenses or taxes)	1.11%	0.60%

*	Effective July 31, 2018, the Fund changed its benchmark, the 3-Month USD Fixed LIBOR, to the ICE BofAML US 3-Month Treasury Bill Index, due to the U.K. Financial Conduct Authority’s plan to phase out the London Interbank Offered Rate (LIBOR). In addition, the Fund added Bloomberg Barclays Global Aggregate 1-3 Year USD Hedged Index as a secondary benchmark, effective as of the same date. The 3-Month USD Fixed LIBOR reflects the returns of the ICE BofAML US Dollar 3-Month Deposit Offered Rate Constant Maturity.

(2)	Under the heading “Performance Notes – Indices,” the following is added:

ICE BofAML US 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from there balancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

Bloomberg Barclays Global Aggregate 1-3 Year USD Hedged Index measures the performance of the global investment grade, fixed-rate bond markets. The index includes government, government-related and corporate bonds, as well as asset-backed, mortgage-backed and commercial mortgage-backed securities from both developed and emerging markets issuers, while hedging the currency back to the US Dollar. Maturities are 1-3 years.

This Supplement should be retained with your Statutory Prospectus for future reference.

HV-7395	July 2018